19. Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

In the normal course of business, the Bank has made loans to its directors and officers and their affiliates. All loans and commitments made to such officers and directors and to companies in which they are officers or have significant ownership interest have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. The activity in such loans is as follows:

	2014	2013

Balance, beginning	$ 7,723	$ 10,952
Additions	2,549	3,546
Reductions	(2,498)	(6,775)
Balance, ending	$ 7,774	$ 7,723
Unused commitments	$ 720	$ 574

Deposits from related parties held by the Bank at December 31, 2014 and 2013 were $4,029 and $3,531, respectively.